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                                                                   Exhibit 10.58

                                GUARANTY OF LOANS

     THIS GUARANTY OF LOANS ("Guaranty") is made and delivered as of October 1, 2001, by THE PRINCETON REVIEW, INC., a Delaware corporation ("TPR"), PRINCETON REVIEW MANAGEMENT, L.L.C., a Delaware limited liability company, PRINCETON REVIEW OPERATIONS, L.L.C., a Delaware limited liability company, PRINCETON REVIEW PRODUCTS, L.L.C., a Delaware limited liability company, THE PRINCETON REVIEW CANADA, INC., a Canadian corporation, (each of the foregoing being a "Guarantor" and collectively, "Guarantors"), in favor of COMDISCO, INC. ("Lender").

                                    RECITALS

     A. Pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith by and between Princeton Review Publishing, L.L.C. ("Borrower") and Lender (the "Loan Agreement"), Lender is extending and has agreed to continue to extend certain financial accommodations to or for the direct or indirect benefit of Borrower. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established in the Loan Agreement.

     B. TPR is the record and beneficial holder of all of the shares of Stock of Borrower, and the parent corporation of Borrower and the other Guarantors; as such, each Guarantor will derive direct and indirect economic benefits from the financial accommodations provided to Borrower pursuant to the Loan Agreement.

     C. In order to induce Lender to enter into the Loan Agreement, each Guarantor has agreed to guarantee payment of the Secured Obligations, as defined in the Loan Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Each Guarantor hereby fully and unconditionally guarantees to Lender the due and punctual payment, performance, and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all Secured Obligations of Borrower to Lender under or in connection with the Loan Agreement or the other Loan Documents, as defined in the Loan Agreement. Each Guarantor acknowledges it has had an opportunity to review the Loan Agreement and the other Loan Documents. Each Guarantor further agrees to indemnify and hold Lender, its successors and assigns, harmless from and against any and all direct liability, loss, damage or expense, including attorneys' and other professionals' fees and costs in enforcing or defending this Guaranty, which Lender and its successors and assigns may incur or sustain by reason of the failure of Borrower to fully perform and comply with the terms and conditions of the Loan Documents; provided, that, in no event will any Guarantor be responsible for any indirect or consequential damages of any kind.


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     2. This is a continuing, absolute, irrevocable and unconditional guaranty of performance and payment and not of collection. Each Guarantor specifically waives any right to subrogation, reimbursement, recoupment, setoff or counterclaim, unless and until the full and final payment in cash of all Secured Obligations and all obligations under this Guaranty is made to Lender. Each Guarantor specifically waives any defense for changes in applicable law or any other circumstances that might constitute a legal or equitable defense or discharge of a guarantor or surety. Each Guarantor waives any right to require Lender to first proceed against Borrower, or against any Collateral or other property that is the subject of the Loan Documents, or against any security which may be held for this Guaranty. Each Guarantor waives notice of acceptance of this Guaranty and of defaults under this Guaranty and the other Loan Documents. Each Guarantor waives notice of the extension of credit, of the amount of indebtedness (subject, however, to such Guarantor's right to make inquiry of Lender at any reasonable time to ascertain the amount of indebtedness), of adverse change, of presentment for payment, demand, protest, and all other notices and demands to which such Guarantor might otherwise be entitled. Each Guarantor waives any rights (statutory or otherwise) to require Lender to institute suit against Borrower or to exhaust its rights and remedies against Borrower, and each Guarantor acknowledges and agrees that it is jointly and severally bound to pay any and all Secured Obligations of Borrower to Lender, whether now existing or hereafter accruing, in full as if such Secured Obligations were directly owing to Lender by such Guarantor. Each Guarantor agrees that its liabilities under this Guaranty shall not be exonerated, affected, or decreased based on (and each Guarantor waives any defenses based on) principles of suretyship, including: (i) any amendment, termination, extension, renewal, waiver, or modification of the Loan Agreement; (ii) any rejection, breach, disaffirmance, discharge, assignment or transfer of Borrower's obligations under the Loan Documents, including any such action as may occur in a bankruptcy, reorganization, liquidation, workout or restructuring; (iii) that some or all of the Secured Obligations may be accelerated upon any nonpayment thereof by Borrower; (iv) any alteration, suspension, or impairment of Borrower's Secured Obligations or of Lender's rights or remedies against Borrower or the Collateral or other property that is the subject of the Loan Documents; (v) the release, termination or failure to perfect Lender's interest in Collateral or other property that is the subject of the Loan Documents; (vi) any action or inaction by Lender that impairs such Guarantor's subrogation or reimbursement rights as against Borrower, including the stay, tolling, or expiration of any statute of limitations; (vii) any action or inaction by Lender or the failure to pursue any remedy in Lender's power that would lighten such Guarantor's burden; or (viii) any changes in Borrower's financial condition or Borrower incurring obligations under the Loan Agreement that it is unable to pay.

     3. each Guarantor shall undertake to keep itself informed of Borrower's financial condition, and Lender shall have no obligation to inform such Guarantor of Borrower's financial condition. Each Guarantor delivers this Guaranty based solely upon such Guarantor's own independent investigation and in no part upon any representation or statement of Lender with respect thereto. Each Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any information concerning Borrower's financial condition as such Guarantor may deem material to such Guarantor's obligations under this Guaranty. No Guarantor is not relying upon, and no Guarantor is expecting Lender to furnish to Guarantors, any information in Lender's possession concerning Borrower's financial condition or business operations.

     4. If any payment by Borrower or any Guarantor to or for the benefit of Lender is avoided or recovered under any law respecting fraudulent transfers, preferences or other avoiding powers or laws respecting creditors' remedies, then this Guaranty shall be deemed to be revived and fully enforceable until the full and final payment to Lender in cash of all Secured


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Obligations under the Loan Documents and all obligations under this Guaranty has been made. This Guaranty shall be specifically assignable to and inure to the benefit of Lender's assignee and secured party, if any, and is irrevocable so long as there are any obligations of Borrower remaining under the Loan
Documents.

     5. Except for Future Indebtedness, as defined in the Loan Agreement, any and all present and future debts and obligations of Borrower to any Guarantor are hereby postponed in favor of, and are subordinated in right and time of payment to the full and final payment in cash of all Secured Obligations and all obligations under this Guaranty. Lender may apply any payments from Borrower or proceeds of Collateral or proceeds of other property to any obligations that Borrower owes to Lender, whether under the Loan Documents or under any other rental, lease, loan, or financial agreement, in whatever amount and order of priority as Lender, in its sole discretion, may elect, subject to the terms of Lender's agreements with Borrower. Each Guarantor waives any right to require Lender to apply payments or proceeds to the obligations guaranteed by Guarantor.

     6. Guarantors shall pay all amounts due to Lender under the Loan Documents within ten (10) days after written demand therefor in accordance with the following sentence. Demand may be made by Lender, in its sole discretion, for:
(a) the full amount of the Secured Obligations or any unperformed balance thereof, if Lender has declared an Event of Default under the Loan Documents and accelerated payment thereunder; or (b) the amount of Secured Obligations due but unpaid at the time of demand, reserving all of Lender's rights thereafter to collect from Borrower or any Guarantor any other Secured Obligations and exercise all remedies for the whole amount of the Secured Obligations. Any payments or partial payments by Borrower or any Guarantor on account of the Loan Documents or by Guarantor under this Guaranty shall be applied to the Secured Obligations in the amount and manner as set forth in the Loan Agreement.

     7. This Guaranty has been delivered to Lender in the State of Illinois. Payment to Lender is due in the State of Illinois. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. In the event of any dispute concerning, or any action to enforce Lender's rights and remedies under, this Guaranty, each Guarantor and Lender hereby consents to the venue and jurisdiction of the state and federal courts located in Cook County, Illinois, and waives any right to object thereto. Nothing in this Guaranty shall be deemed or operate to preclude any party to this Guaranty from bringing suit or taking other legal action in any other jurisdiction to the extent that such action is permitted by law.

     8. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. EACH GUARANTOR AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, "CLAIMS") ASSERTED BY ANY GUARANTOR AGAINST LENDER OR ITS ASSIGNEE AND/OR BY LENDER OR ITS ASSIGNEE AGAINST GUARANTOR. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING: CLAIMS THAT INVOLVE PERSONS OR ENTITIES OTHER THAN BORROWER, ANY GUARANTOR, AND LENDER; CLAIMS THAT ARISE OUT


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OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN LENDER AND ANY
GUARANTOR; AND ANY CLAIMS FOR DAMAGES OR BREACH OF CONTRACT ARISING OUT OF THIS GUARANTY, SPECIFIC PERFORMANCE, OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND.

     9. This Guaranty is secured by the personal property of each Guarantor, as more fully described in the Security Agreement of even date herewith between Guarantors and Lender.

     10. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument, and facsimile signatures shall be deemed originals.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, each Guarantor and Lender have duly executed and delivered this Guaranty of Loans as of the day and year first above written.

                                   Guarantors:

                                   THE PRINCETON REVIEW, INC.


                                   Signature:    /s/ Mark Chernis
                                                 -------------------------------
                                   Print Name:   Mark Chernis
                                   Title:        President

                                   Address:      2315 Broadway
                                                 New York, NY  10024
                                   Telephone:    212-874-8282
                                   Facsimile:    212-874-0775


                                   PRINCETON REVIEW MANAGEMENT, L.L.C.


                                   Signature:    /s/ Mark Chernis
                                                 -------------------------------
                                   Print Name:   Mark Chernis
                                   Title:        President

                                   Address:      2315 Broadway
                                                 New York, NY  10024
                                   Telephone:    212-874-8282
                                   Facsimile:    212-874-0775


                                   PRINCETON REVIEW OPERATIONS, L.L.C.


                                   Signature:    /s/ Mark Chernis
                                                 -------------------------------
                                   Print Name:   Mark Chernis
                                   Title:        President

                                   Address:      2315 Broadway
                                                 New York, NY  10024
                                   Telephone:    212-874-8282
                                   Facsimile:    212-874-0775


                                   PRINCETON REVIEW PRODUCTS, L.L.C.


                                   Signature:    /s/ Mark Chernis
                                                 -------------------------------
                                   Print Name:   Mark Chernis
                                   Title:        President

                                   Address:      2315 Broadway
                                                 New York, NY  10024
                                   Telephone:    212-874-8282
                                   Facsimile:    212-874-0775


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                                   THE PRINCETON REVIEW CANADA, INC.


                                   Signature:    /s/ Mark Chernis
                                                 -------------------------------
                                   Print Name:   Mark Chernis
                                   Title:        President

                                   Address:      2315 Broadway
                                                 New York, NY  10024
                                   Telephone:    212-874-8282
                                   Facsimile:    212-874-0775

                                   Lender (Accepted in Rosemont, Illinois):


                                   COMDISCO, INC.


                                   Signature:    /s/ Victor Hanna
                                                 -------------------------------
                                   Print Name:   Victor Hanna
                                   Title:        Managing Director

                                   Comdisco, Inc./Comdisco Ventures
                                   6111 North River Road
                                   Rosemont, IL  60018
                                   Attn:  Legal Department
                                   Fax (847) 518-5088

                                   copy to:

                                   Comdisco Ventures
                                   100 Hamilton Avenue, Suite 104A
                                   Palo Alto, CA  94301
                                   Attn:  Victor Hanna
                                   Fax (650) 473-0204
                                   Ph (650) 833-0581


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